Interest expense and other financial income and expense	12 Months Ended
Dec. 31, 2025
Disclosure of Interest Expense and Other Financial Income and Expense [abstract]
Interest expense and other financial income and expense
5. Interest expense and other financial income and expense
Interest expense
(USD millions)	2025	2024	2023

Interest expense	-1 004	-871	-730

Interest expense on lease liabilities	-76	-72	-62

Expense arising from discounting long-term liabilities	-72	-68	-66

Capitalized borrowing costs	8	5	3

Total interest expense from continuing operations	-1 144	-1 006	-855

Other financial income and expense
(USD millions)	2025	2024	2023

Interest income	373	568	627

Other financial income [1]	5	92	21

Monetary loss from hyperinflation accounting	-105	-231	-194

Financial expense	-109	-31	-18

Currency result, net	-300	-258	-214

Total other financial income and expense from continuing operations	-136	140	222

[1] 2024 includes USD 78 million realized gain on commodities.